Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2001

Date of Report Earliest Reported Event is

December 18, 2001

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7525                                                       88-0031580

(Commission File Number)                 (IRS Employer Identification No.)

100 Rialto Place, Suite 500, Melbourne, Florida        32901

(Address of principal executive offices)                     (Zip code)

Registrants telephone number, including area code (321) 724-1700

Item 5. Other Events.

On December 18, 2001, the Registrant announced that it is considering strategic moves, including the possible divestiture of its mining operation. The Registrants Press Release dated December 18, 2001 is filed as Exhibit 99-1.

Item 7.   Financial Statements and Exhibits

        {c} Exhibits. The following documents are filed as exhibits to this current report.

        99-1 Registrants press release dated December 18, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2001

                                                                        THE GOLDFIELD CORPORATION

                                                                          By:      /s/ Stephen R. Wherry

                                                                         Stephen R. Wherry, Vice President, Finance and

                                                                         Chief Financial Officer (Principal Financial Officer),

                                                                          Treasurer and Principal Accounting Officer